Income Taxes - Net Deferred Tax Assets (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Total deferred tax assets	$ 77,904,000	$ 43,718,000
Valuation Allowance	$ (75,558,000)	(41,473,000)
GRAF INDUSTRIAL CORP.
Deferred tax assets:
Startup/Organizational Costs		166,790	$ 37,594
Total deferred tax assets		166,790	37,594
Valuation Allowance		(166,790)	(37,594)
Deferred tax asset, net of allowance		$ 0	$ 0